FIRST AMERICAN FUNDS, INC.

Prime Obligations Fund

Government Obligations Fund

Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Statement of Additional Information (SAI) Supplement dated July 11, 2011

This information supplements the First American Money Market Funds SAI dated October 29, 2010 (as supplemented January 3, 2011). Please retain this supplement for future reference.

The last paragraph on page 5 in the SAI under the heading “Investment Restrictions—Nonpublic Disclosure” is replaced by the following:

In order to comply with Rule 2a-7, information concerning the Funds’ portfolio holdings, as well as their weighted average maturity and weighted average life, is posted on the Funds’ website five business days after the end of the month and remains posted on the website for at least six months thereafter. Each Fund’s portfolio holdings are also posted on the Funds’ website on a weekly basis, typically on the first business day of each week. This weekly information generally reflects holdings as of the previous Thursday and is available on the website until the next publication date. In addition, each Fund files more detailed portfolio information with the SEC on Form N-MFP no later than five business days after the end of the month, which becomes publicly available on the SEC’s website 60 days after the end of the month to which the information pertains. A Fund may publish complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

The first paragraph on page 19 in the SAI under the heading “Directors and Executive Officers—Director Compensation” is replaced by the following:

The First American Family of Funds, which includes FAF and FACEF, currently pays Directors who are not paid employees or affiliates of the funds an annual retainer of $150,000 ($195,000 in the case of the Vice Chair and $265,000 in the case of the Chair). The Fund Review Liaison, Audit Committee Chair, and Governance Committee Chair each receive an additional annual retainer of $20,000. In addition, Directors are paid the following fees for attending Board and committee meetings:

•	$1,000 for attending an in-person Board meeting that lasts half a day ($1,300 in the case of the Vice Chair and $1,500 in the case of the Chair);

•	$2,000 for attending an in-person Board meeting that lasts a full day ($2,600 in the case of the Vice Chair and $3,000 in the case of the Chair); and

•	$500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee).

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